                              UAM Funds
                              Funds for the Informed Investor(SM)


     NWQ Special Equity Portfolio


                                   UAM

UAM FUNDS                          NWQ SPECIAL EQUITY PORTFOLIO
                                   October 31, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    5

Statement of Assets and Liabilities .......................................    8

Statement of Operations ...................................................    9

Statement of Changes in Net Assets ........................................   10

Financial Highlights ......................................................   11

Notes to Financial Statements .............................................   12

Report of Independent Accountants .........................................   18

--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 1999

Dear Shareholders,

The Special Equity Portfolio performed strongly throughout the first nine months, however, a difficult market environment during the summer months impacted full year results. Results for the fiscal year ending October 31, 1999 closed with the Institutional Class shares gaining 19.3% and Institutional Service Class shares gaining 18.8%. The overall market, as measured by the S&P 500 Index, performed 25.6% for the same period, compared to 21.1% for the S&P Midcap 400 Index. Calendar year-to-date, with a return of 11.7% for the Institutional Service Class and 12.1% for the Institutional Class, the Special Equity Portfolio compared favorably to the S&P 500 Index return of 12.0%, while significantly outperforming the S&P Midcap 400 Index return of 2.9%.

This fiscal year proved to be an extremely exciting period for the Special Equity Portfolio. Various portfolio holdings received takeover offers during the year, including At Entertainment, Case Corp., Cellular Communications International, Cellular Communications Puerto Rico, Provident, and cable giant MediaOne Group. We witnessed strong contributions to the portfolio by way of investments in Mandalay Resort Group, Columbia HCA Healthcare, and Indymac Mortgage Holdings as well as other individual stock selections in the energy and financial sectors. By far our most impressive investments during the year have been our holdings in the telecommunication and media industries. Propelled by industry consolidation, growth in wireless penetration, and the cable industry's broadband value, these industries may not have generated the same media attention as the Internet start-ups during the year, but have nonetheless produced comparable returns for investors with less risk. Our most notable investments in these industries include AT&T Liberty Media Group, Cox Communications, NTL, Telephone & Data Systems, and our second largest portfolio holding, CoreComm Limited. CoreComm has appreciated over 390 percent in the last twelve-month period. These factors contributed to the Special Equity Portfolio outperforming its benchmarks for the first nine months of the fiscal year.

However, as mentioned briefly above, the final three months of the fiscal year proved to be a difficult period for the Special Equity Portfolio. Prompted by two interest rate hikes by the Federal Reserve, the stock market became very narrow with leadership focused almost exclusively on a small number of very high p/e

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

stocks, primarily in the technology sector. Hardest hit by this market environment were our financial holdings, which declined due to higher interest rates, asset quality, and competition fears. Another factor in the Fund's underperformance during the period was the poor performance of several core holdings including Waste Management, Aetna, Philip Morris, and Loews. Waste Management's stock dropped precipitously when it was revealed that the company was facing unforeseen integration problems from its recent merger with USA Waste. During the stock's initial decline, we felt that the market's response was an overreaction. In hindsight, our analysis was incorrect. However, we are encouraged by the strong actions that the company's board of directors has taken and believe that the necessary steps for a considerable recovery are in place. Lastly, our holdings in Philip Morris and Loews performed poorly given ongoing litigation uncertainty regarding tobacco liability. We continue to believe, however, that both companies offer absolutely compelling valuations and believe that the courts will continue to find tobaccorelated class action lawsuits without merit.

The Special Equity Portfolio strategy continues to focus on undervalued securities where there are catalysts present or developing, such as management restructuring or industry consolidation, to improve profitability and recognize value.

As of October 31, 1999, the portfolio held (as a percent of market value) 95.8% equities and 4.2% cash equivalents. The top ten holdings in the Fund as of October 31, 1999 are as follows:

Telephone & Data Systems ...............................................  6.11%
CoreComm ...............................................................  5.74%
AT&T Liberty Media Group ...............................................  5.48%
NTL ....................................................................  5.00%
Cox Communications .....................................................  3.21%
MediaOne Group .........................................................  3.14%
Loews ..................................................................  3.04%
Columbia/HCA Healthcare ................................................  2.88%
Praxair ................................................................  2.69%
Chase Manhattan Bank ...................................................  2.63%


Sincerely,

NWQ Investment Management Co.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices
                     -------------------------------------

Standard & Poor's Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS         NWQ SPECIAL EQUITY PORTFOLIO

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
       Institutional Class Shares       Institutional Service Class Shares
--------------------------------------------------------------------------------
         1                Since           1                        Since
       Year              11/4/97*        Year                     11/7/97*
--------------------------------------------------------------------------------
      19.33%              9.29%         18.79%                     9.41%
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                      NWQ           S&P
                      11/7/97       10,000        10,000
                      Oct-98        10,061        12,200
                      Oct-99        11,951        15,332


 * Beginning of operations. Index comparisons begin on 10/31/97.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class Shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.


The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees and expenses were reflected in the comparative index's returns, the performance would have been lower.

                See definition of comparative indices on page 3.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    October 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 95.4%
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                       --------        -------
AIR TRANSPORTATION -- 1.6%
  Delta Air Lines ..................................     6,800      $  370,175
                                                                    ----------

BASIC MATERIALS -- 4.0%
  Lyondell Chemical ................................    23,800         288,575
  Praxair ..........................................    13,000         607,750
                                                                    ----------
                                                                       896,325
                                                                    ----------
BROADCASTING & PUBLISHING -- 2.6%
  E.W. Scripps, Cl A (The) .........................    12,500         577,344
                                                                    ----------
CAPITAL EQUIPMENT -- 3.0%
  Case .............................................     8,500         450,500
  New Holland ......................................    15,000         227,813
                                                                    ----------
                                                                       678,313
                                                                    ----------
CONSUMER DISCRETIONARY -- 17.6%
  AT&T Liberty Media Group, Cl A* ..................    31,238       1,239,758
  Cox Communications, Cl A* ........................    16,000         727,000
  Ford Motor .......................................    10,800         592,650
  Hasbro ...........................................    18,500         381,563
  Mandalay Resort Group* ...........................    17,500         325,937
  MediaOne Group* ..................................    10,000         710,625
                                                                    ----------
                                                                     3,977,533
                                                                    ----------
CONSUMER STAPLES -- 3.7%
  Nabisco Group Holdings ...........................    29,000         371,562
  Philip Morris ....................................    18,800         473,525
                                                                    ----------
                                                                       845,087
                                                                    ----------
ENERGY -- 6.8%
  BJ Services* .....................................    15,000         514,688
  Ocean Energy* ....................................    28,319         260,181
  Tosco ............................................    16,400         415,125
  Transocean Offshore ..............................    13,075         355,477
                                                                    ----------
                                                                     1,545,471
                                                                    ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    October 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.4%
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                      --------       -------
ENVIRONMENT CONTROLS -- 1.1%
  Waste Management ..............................      14,000      $  257,250
                                                                   ----------

FINANCIAL SERVICES -- 23.3%
  Bank of America ...............................       8,667         557,938
  Bank One ......................................      10,500         394,406
  Chase Manhattan Bank ..........................       6,800         594,150
  First Union ...................................       9,500         405,531
  Hartford Financial Services Group .............      11,300         585,481
  Heller Financial ..............................      18,000         427,500
  Indymac Mortgage Holdings .....................      26,000         362,375
  MGIC Investment ...............................       9,900         591,525
  Torchmark .....................................      14,000         436,625
  UnionBanCal ...................................       5,000         217,187
  Unumprovident .................................      10,001         329,408
  Waddell & Reed Financial, Cl ..................      15,654         375,696
                                                                   ----------
                                                                    5,277,822
                                                                   ----------
HEALTH CARE -- 4.8%
  Aetna .........................................       8,800         442,200
  Columbia/HCA Healthcare .......................      27,000         651,375
                                                                   ----------
                                                                    1,093,575
                                                                   ----------
MISCELLANEOUS -- 1.1%
  Tenneco .......................................      16,000         256,000
                                                                   ----------
MULTI-INDUSTRY -- 3.1%
  Loews .........................................       9,700         687,487
                                                                   ----------
TECHNOLOGY -- 4.2%
  Galileo International .........................      13,000         390,813
  Quantum Dlt & Storage* ........................      20,000         308,750
  Quantum Hard Diskdrive* .......................      40,000         245,000
                                                                   ----------
                                                                      944,563
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    October 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                      --------        -------

TELECOMMUNICATIONS -- 16.9%
  CoreComm* ....................................       33,000       $ 1,299,375
  NTL* .........................................       15,000         1,130,625
  Telephone & Data Systems .....................       12,000         1,383,000
                                                                    -----------
                                                                      3,813,000
                                                                    -----------

TRANSPORTATION -- 1.6%
  Lear* ........................................       10,500           354,375
                                                                    -----------

  TOTAL COMMON STOCKS
    (Cost $19,194,988) .........................                     21,574,320
                                                                    -----------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.2%
-------------------------------------------------------------------------------
                                                             Face
                                                            Amount
                                                           --------
REPURCHASE AGREEMENT -- 4.2%

Chase Securities, Inc. 5.15%, dated 10/29/99,
  due 11/01/99, to be repurchased at $945,406,
  collateralized by $948,215 of various U.S.
  Treasury Bills and U.S. Treasury Notes, valued
  at $945,026 (Cost $945,000) ..................     $945,000           945,000
                                                                    -----------
  TOTAL INVESTMENTS -- 99.6%
    (Cost $20,139,988) (a) .....................                     22,519,320
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) -- 0.4% ...                        101,059
                                                                    -----------
  TOTAL NET ASSETS -- 100.0% ...................                    $22,620,379
                                                                    ===========

 * Non-Income Producing Security

Cl  Class

(a) The cost for federal income tax purposes was $20,186,748. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,332,572. This consisted of aggregate gross unrealized appreciation for all securities of $5,249,817, and gross unrealized depreciation for all securities of $2,917,245.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    October 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments, at Cost ............................................   $20,139,988
                                                                    ===========

Investments, at Value --  Note A ................................   $22,519,320
Cash ............................................................           564
Receivable for Investments Sold .................................        99,917
Receivable for Portfolio Shares Sold ............................         6,467
Dividends Receivable ............................................        34,757
Interest Receivable .............................................           406
Other Assets ....................................................         2,214
                                                                    -----------
  Total Assets ..................................................    22,663,645
                                                                    -----------
Liabilities
Payable for Portfolio Shares Redeemed ...........................         1,508
Payable for Investment Advisory Fees -- Note B ..................         4,994
Payable for Administrative Fees -- Note C .......................        13,627
Payable for Custodian Fees -- Note D ............................         1,053
Payable for Distribution and Service Fees -- Note E .............         1,954
Payable for Directors' Fees -- Note G ...........................           656
Other Liabilities ...............................................        19,474
                                                                    -----------
  Total Liabilities .............................................        43,266
                                                                    -----------
Net Assets ......................................................   $22,620,379
                                                                    ===========

Net Assets Consist of:
Paid in Capital .................................................   $20,073,826
Undistributed Net Investment Income .............................        15,317
Accumulated Net Realized Gain ...................................       151,904
Unrealized Appreciation .........................................     2,379,332
                                                                    -----------
Net Assets ......................................................   $22,620,379
                                                                    ===========

Institutional Class Shares
Net Assets ......................................................   $16,405,773
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000) .......................................     1,385,212
Net Asset Value, Offering and Redemption Price Per Share ........        $11.84
                                                                         ======

Institutional Service Class Shares
Net Assets ......................................................    $6,214,606
Shares Issued and Outstanding ($0.001 par value)
     (Authorized 10,000,000) ....................................       527,807
Net Asset Value, Offering and Redemption Price Per Share ........        $11.77
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    NWQ SPECIAL EQUITY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends .......................................................    $  273,990
Interest ........................................................        49,751
                                                                     ----------
  Total Income ..................................................       323,741
                                                                     ----------
Expenses
Investment Advisory Fees -- Note B ..............................       185,627
Administrative Fees -- Note C ...................................       111,951
Distribution and Service Plan Fees -- Note E ....................        23,610
Registration and Filing Fees ....................................        21,427
Audit Fees ......................................................        12,609
Printing Fees ...................................................        12,126
Custodian Fees -- Note D ........................................         6,243
Directors' Fees -- Note G .......................................         2,836
Legal Fees ......................................................         2,133
Other Expenses ..................................................        16,576
Investment Advisory Fees Waived -- Note B .......................      (104,737)
                                                                     ----------
  Net Expenses Before Expense Offset ............................       290,401
                                                                     ----------
Expense Offset -- Note A ........................................          (206)
                                                                     ----------
  Net Expenses After Expense Offset .............................       290,195
                                                                     ----------
Net Investment Income ...........................................        33,546
                                                                     ----------
Net Realized Gain on Investments ................................       198,664
Net Change in Unrealized Appreciation (Depreciation)
  on Investments ................................................     3,470,623
                                                                     ----------
Net Gain on Investments .........................................     3,669,287
                                                                     ----------
Net Increase in Net Assets Resulting from Operations ............    $3,702,833
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           November 4,
                                                                        Year Ended          1997* to
                                                                        October 31,        October 31,
                                                                           1999               1998
                                                                       ------------       ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income .........................................      $     33,546       $     21,108
  Net Realized Gain .............................................           198,664             52,129
  Net Change in Unrealized Appreciation (Depreciation) ..........         3,470,623         (1,091,291)
                                                                       ------------       ------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations ..................................................         3,702,833         (1,018,054)
                                                                       ------------       ------------
Distributions:
Net Investment Income:
  Institutional Class ...........................................           (39,254)                --
Net Realized Gain:
  Institutional Class ...........................................           (72,678)                --
  Institutional Service Class ...................................           (26,294)                --
                                                                       ------------       ------------
    Total Distributions .........................................          (138,226)                --
                                                                       ------------       ------------
Capital Share Transactions (Note J):
Institutional Class:
  Issued ........................................................         3,055,473         15,803,298
  In Lieu of Cash Distributions .................................           111,770                 --
  Redeemed ......................................................        (3,565,829)          (370,338)
                                                                       ------------       ------------
  Net Increase (Decrease) from Institutional Class Shares .......          (398,586)        15,432,960
                                                                       ------------       ------------
Institutional Service Class**:
  Issued ........................................................           716,554          5,204,484
  In Lieu of Cash Distributions .................................            26,240                 --
  Redeemed ......................................................          (456,306)          (451,520)
                                                                       ------------       ------------
  Net Increase from Institutional Service Class Shares ..........           286,488          4,752,964
                                                                       ------------       ------------
  Net Increase (Decrease) from Capital Share Transactions .......          (112,098)        20,185,924
                                                                       ------------       ------------
Total Increase ..................................................         3,452,509         19,167,870
Net Assets:
  Beginning of Period ...........................................        19,167,870                 --
                                                                       ------------       ------------
  End of Period (including undistributed net investment income of
    $15,317 and $21,108, respectively) ..........................      $ 22,620,379       $ 19,167,870
                                                                       ============       ============

 * Commencement of Operations
** Initial offering of Institutional Service Class Shares began on November 7,
   1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                              Institutional           Institutional Service
                                              Class Shares                Class Shares
                                          ------------------------   -------------------------
                                                       November 4,                 November 7,
                                          Year Ended    1997** to    Year Ended    1997 *** to
                                          October 31,  October 31,   October 31,   October 31,
                                             1999         1998          1999         1998
                                          -----------  -----------   -----------   -----------
Net Asset Value, Beginning
  of Period .........................      $  10.01     $  10.00       $  9.96       $  9.90
                                           --------     --------       -------       -------
Income from Investment
  Operations
  Net Investment Income (Loss) ......          0.03         0.02         (0.02)        (0.01)
  Net Realized and
    Unrealized Gain (Loss) ..........          1.88        (0.01)@        1.88          0.07@
                                           --------     --------       -------       -------
  Total from Investment
    Operations ......................          1.91         0.01          1.86          0.06
                                           --------     --------       -------       -------
Distributions
  Net Investment Income .............         (0.03)          --            --            --
  Net Realized Gain .................         (0.05)          --         (0.05)           --
                                           --------     --------       -------       -------
  Total Distributions ...............         (0.08)          --         (0.05)           --
                                           --------     --------       -------       -------

Net Asset Value, End of
  Period ............................      $  11.84     $  10.01       $ 11.77       $  9.96
                                           ========     ========       =======       =======


Total Return ........................         19.33%        0.10%++      18.79%         0.61%++
                                           ========     ========       =======       =======


Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) .......................      $ 16,406     $ 14,167       $ 6,215       $ 5,001
Ratio of Expenses to Average
  Net Assets ........................          1.22%        1.16%*        1.62%         1.56%*
Ratio of Net Investment Income (Loss)
  to Average Net Assets .............          0.26%        0.42%*       (0.14)%       (0.16)%*
Portfolio Turnover Rate .............            26%          23%           26%           23%

  *  Annualized
 **  Commencement of Operations
***  Initial offering of Institutional Service Class shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
 ++  Not Annualized
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were composed of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

          Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $(83) to undistributed net investment income and $83 to accumulated net realized gain.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets for the month.

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares.

     Effective March 1, 1999, the Adviser increased the expense limitations of the Portfolio. Prior to March 1, 1999, the expense limitations were 1.15% and 1.55%, for the Portfolio's Institutional Class Shares and the Portfolio's Institutional Service Class Shares, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $113,500, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 1999, the Administrator was paid $111,951, of which $58,223 was paid to CGFSC for their services, $25,845 to DST for their services, and $11,647 to UAMSSC for their services.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of average net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Share's average net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

     In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. ("The Service Provider"), a wholly owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The agreement was terminated effective January 1, 1999.

     G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

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

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     H. Purchases and Sales: For the year ended October 31, 1999, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $5,990,356 and $5,416,627, respectively.

     There were no purchases or sales of long-term U.S. Government securities.

     I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolio had no borrowings under the agreement.

     J. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:


                                                                                Institutional
                                         Institutional Class Shares          Service Class Shares
                                         ---------------------------     ---------------------------
                                            Year         November 4,        Year         November 7,
                                            Ended         1997* to          Ended         1997** to
                                         October 31,     October 31,     October 31,     October 31,
                                            1999            1998            1999            1998
                                         -----------     -----------     -----------     -----------
Shares Issued ..................           262,370       1,452,726          63,377         544,632
In Lieu of Cash Distributions ..            10,788              --           2,611              --
Shares Redeemed ................          (303,710)        (36,962)        (40,115)        (42,698)
                                           -------       ---------          ------         -------
Net Increase from Capital
  Share Transactions ...........           (30,552)      1,415,764          25,873         501,934
                                            ======       =========          ======         =======

 *   Commencement of operations.
**   Initial offering of Institutional Service Class Shares.

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

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

         K. Other:

         At October 31, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                                      No. of            %
                                                   Shareholders     Ownership
                                                   ------------     ---------
         Institutional Class.....................        2             77%
         Institutional Service Class.............        3             86%


                                      17
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Special Equity Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NWQ Special Equity Portfolio (the "Portfolio") a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------
For the fiscal year ended October 31, 1999 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 13.2%.

NOTES

NOTES

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Officers and Directors

Norton H. Reamer                             Peter M. Whitman, Jr.
Director, President and Chairman             Director

John T. Bennett, Jr.                         William H. Park
Director                                     Vice President

Nancy J. Dunn                                Michael E. DeFao
Director                                     Secretary

Philip D. English                            Gary L. French
Director                                     Treasurer

William A. Humenuk                           Robert R. Flaherty
Director                                     Assistant Treasurer

James P. Pappas                              Robert J. Della Croce
Director                                     Assistant Treasurer
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                               ------------------------------------
                               This report has been prepared for
                               shareholders and may be distributed
                               to others only if preceded or
                               accompanied by a current prospectus.
                               ------------------------------------